Exhibit 10.27

amendment TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of April 18, 2024 by and between Yoshiharu Global Co., a Delaware corporation (the “Company”), and Alumni Capital LP, a Delaware limited partnership (the “Investor”).

RECITALS

A. On January 4, 2024, the Company and the Investor entered into a Securities Purchase Agreement (the “Agreement”). All capitalized terms not defined herein shall have the meaning ascribed to such term in the Agreement.

B. The Agreement incorrectly referenced the Effective Date as January 4, 2023.

C. Section 10.14 of the Agreement provides that the Company and the Investor may amend the Agreement by written instrument signed by both Parties.

D. The Company and the Investor desire to amend the Agreement to extend the Commitment Period as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

1. The definition of Execution Date shall be January 4, 2024.

2. The definition of Commitment Period shall be amended in its entirety to read as follows:

“Commitment Period” shall mean the period commencing on the Execution Date and ending on the earlier of (i) December 31, 2024, or (ii) the date on which the Investor shall have purchased Securities pursuant to this Agreement for an aggregate purchase price of the Commitment Amount.

3. Miscellaneous.

(a) Effectiveness. This Amendment shall be deemed an amendment of the Agreement in accordance with Section 10.14 of the Agreement. Except as specifically modified hereby, the Agreement shall be deemed controlling and effective, and the parties hereby agree to be bound by each of its terms and conditions.

(b) Counterparts. This Amendment may be executed in any number of counterparts, all of which will be one and the same agreement. A signed copy of this Amendment delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. This Amendment shall be considered signed when the signature of a party is delivered by .PDF, DocuSign or other generally accepted electronic signature. Such .PDF, DocuSign, or other generally accepted electronic signature shall be treated in all respects as having the same effect as an original signature.

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COMPANY:	YOSHIHARU GLOBAL CO.

	By:	/s/James Chae
	Name:	James Chae
	Title:	Chief Executive Officer

INVESTOR:	ALUMNI CAPITAL LP

	By:	ALUMNI CAPITAL GP LLC

	By:	/s/Ashkan Mapar
	Name:	Ashkan Mapar
	Title:	Manager

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